UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2014

FUEL PERFORMANCE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25367	88-0357508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7777 Bonhomme, Suite 1920
St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-3000
(Registrant's telephone number, including area code)

________________________________________________
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of Fuel Performance Solutions, Inc. (the “Company”) contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2014 (the “Closing Date”), the Company closed a financing transaction by entering into a Securities Purchase Agreement dated August 22, 2014 (the “Securities Purchase Agreement”) with certain funds and investors signatory to such Securities Purchase Agreement (the “Purchasers”) for an aggregate subscription amount of $1,000,000 (the “Purchase Price”). Pursuant to the Securities Purchase Agreement, the Company issued the following to the Purchasers: (i) 10% Convertible Promissory Notes with an aggregate principal amount of $1,150,000 (the “Notes”), and (ii) warrants to purchase an aggregate of 6,666,667 shares of the Company’s common stock, par value $0.01 per share, for an exercise price of $0.12 per share for a period of five (5) years from the effective date of the registration statement (the “Warrants”).

The terms of the Notes and the Warrants are as follows:

10% Convertible Promissory Notes

The total principal amount of the Notes is issued with a 115% premium to the subscription amount. The Notes accrue interest at a rate equal to 10% per annum and have a maturity date of February 22, 2016. The Notes are convertible any time after the issuance date of the Notes. The Purchasers have the right to convert the Notes into shares of the Company’s common stock at a conversion price equal to $0.10 per share, subject to standard adjustments for stock dividends, stock splits, subsequent equity sales, subsequent rights offerings and pro rata distributions. The Notes can be redeemed under certain conditions and the Company can force the conversion of the Notes in the event certain equity conditions are met.

In the event of default, the Purchasers have the right to require the Company to repay in cash all or a portion of the Notes at a price equal to 125% of the aggregate principal amount of the Notes plus all accrued but unpaid interest.

Warrants

The Warrants are exercisable in whole or in part, at an initial exercise price per share of $0.12, subject to adjustment. The exercise price and number of shares of the Company’s common stock issuable under the Warrants (the “Warrant Shares”) are subject to adjustments for stock dividends, splits, combinations, subsequent rights offerings, pro rata distributions and any issuance of securities below the exercise price of the Warrants. Any adjustment to the exercise price shall similarly cause the number of warrant shares to be adjusted so that the total value of the Warrants may increase, provided, that in no event shall the number of Warrant Shares exceed 200% of the original number of Warrant Shares originally issued.

Registration Rights Agreement

In connection with the sale of Notes and Warrants pursuant to the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which the Company agreed to register all of the shares of common stock underlying the Notes and the shares of common stock underlying the Warrants (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 30 calendar days following the Closing Date (the “Filing Deadline”) and to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act within 100 calendar days following the Closing Date (the “Effectiveness Deadline”). If the Company does not meet the Filing Deadline or the Effectiveness Deadline, the Company will have to pay the Purchasers a penalty equal to 1.5% of the aggregate subscription amount, up to a maximum penalty of 24%.

The foregoing description of the terms of the Securities Purchase Agreement, the Notes, the Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the provisions of such agreements forms of which are filed as exhibits 10.1, 4.1, 4.2, and 10.2 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

On August 22, 2014, we issued and sold an aggregate of $1,150,000 of 10% Convertible Promissory Notes and Warrants to purchase an aggregate of 6,666,667 shares of common stock to certain investors signatory to the Securities Purchase Agreement for a total subscription amount of $1,000,000.

The Company issued the Notes and Warrants in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506(b) of Regulation D. The Company’s reliance on Section 4(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; and (d) the negotiations for the sale of the stock took place directly between the offerees and the Company.

The Company engaged The Benchmark Company, LLC as placement agent for this offering for a total fee of $80,000 and warrants to purchase 800,000 shares of the Company’s common stock with an exercise price of $0.12.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description

4.1	Form of 10% Senior Convertible Note
4.2	Form of Warrant to Purchase Common Stock
10.1	Form of Securities Purchase Agreement, dated August 22, 2014, by and between Fuel Performance Solutions, Inc. and certain investors
10.2	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL PERFORMANCE SOLUTIONS, INC.

Date: August 27, 2014	By:	/s/ Jonathan R. Burst
	Name:	Jonathan R. Burst
	Title:	Chief Executive Officer